TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Exhibit 99.4 Q1 FISCAL YEAR 2019 FINANCIAL RESULTS February 11, 201911 © 2019 Avaya Inc. All rights reserved © 2018 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Forward Looking Statements Cautionary Note Regarding Forward-Looking Statements This document contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," “our vision,” "plan," "potential," "preliminary," "predict," "should," "will," or “would” or the negative thereof or other variations thereof or comparable terminology and include, but are not limited to, the outlook for the second quarter of fiscal 2019 and fiscal year 2019, including the expected impact of ASC 606. The company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors are discussed in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the company’s filings with the SEC that are available at www.sec.gov. The company cautions you that the list of important factors included in the company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. These slides, as well as current and historical financial data are available on our web site at investors.avaya.com None of the information included on the website is incorporated by reference in this presentation. © 2019 Avaya Inc. All rights reserved 2

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Use of non-GAAP (Adjusted) Financial Measures This presentation should be read in conjunction with our first quarter fiscal 2019 earnings press release issued on February 11, 2019. Within this presentation, we refer to certain non-GAAP financial measures, such as non-GAAP revenue, non-GAAP operating income and adjusted EBITDA, that involve adjustments to GAAP measures. Reconciliations between our non-GAAP financial measures and the most closely comparable GAAP financial measures are included on the last four slides of this presentation. EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments described in our SEC filings and the tables below. We believe that including supplementary information concerning adjusted EBITDA is appropriate because it serves as a basis for determining management and employee compensation and it is used as a basis for calculating covenants in our credit agreements. In addition, we believe adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. We also present EBITDA and adjusted EBITDA because we believe analysts and investors utilize these measures in analyzing our results. Accordingly, adjusted EBITDA measures our financial performance based on operational factors that management can impact in the short-term, such as our pricing strategies, volume, costs and expenses of the organization and it presents our financial performance in a way that can be more easily compared to prior quarters or fiscal years. EBITDA and adjusted EBITDA have limitations as analytical tools. EBITDA measures do not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and do not necessarily indicate whether cash flows will be sufficient to fund cash needs. However, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. Adjusted EBITDA excludes the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations. In particular, our formulation of adjusted EBITDA allows adjustment for certain amounts that are included in calculating net income (loss), however, these are expenses that may recur, may vary and are difficult to predict. We do not provide a forward-looking reconciliation of expected second quarter of fiscal Q2 and fiscal 2019 adjusted EBITDA, non- GAAP operating income or non-GAAP revenue guidance as the amount of significance of special items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful. © 2019 Avaya Inc. All rights reserved 3

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Fiscal Q1 2019 Highlights (Amounts are non-GAAP)* • Non-GAAP revenue was $748 million, compared to $770 million last quarter and $775 million in the prior year – Software and Services was 83% of total non-GAAP revenue, a record – Software was 61% of Non-GAAP product revenue – Recurring revenue was 57% of total non-GAAP revenue – Cloud was approximately 11% of total non-GAAP revenue • Non-GAAP gross margin was 62.7%, a first quarter record, compared to 63.4% last quarter and 62.6% in the prior year • Non-GAAP operating margin was 22.7%, a first quarter record, compared to 20.4% last quarter and 22.2% in the prior year • Adjusted EBITDA was $189 million, or 25.3% of revenue, compared to $178 million, or 23.1% of revenue, last quarter and $206 million, or 26.6% of revenue, in the prior year • Generated $65 million in free-cash-flow*. Ended the quarter with $743 million in cash and cash equivalents on our balance sheet. • Kieran McGrath to assume role of SVP, CFO. Pat O’Malley to take on newly-created role of SVP, Growth Initiatives. Kieran brings extensive finance leadership, relevant cloud and transformation experience, most recently as EVP, CFO of CA Technologies *Note: We define free cash flow as Cash Flow from Operations less Capital Expenditures *For a reconciliation of non-GAAP to GAAP financial information, please see the last 5 slides of this presentation. © 2019 Avaya Inc. All rights reserved 4

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Income Statement (Amounts are GAAP and dollars in millions) GAAP Revenue: FQ1 2019 FQ4 2018 FQ1 2018 Product $ 324 $ 325 $ 324 Services $ 414 $ 410 $ 428 GAAP Total Revenue $ 738 $ 735 $ 752 GAAP Gross Margin: Product 51.2% 51.4% 60.8% Services 58.2% 54.4% 56.8% GAAP Total Gross Margin 55.1% 53.1% 58.5% GAAP Operating Margin 6.8% 1.5% 5.1% © 2019 Avaya Inc. All rights reserved 5

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Income Statement (Amounts are non-GAAP and dollars in millions)* Non-GAAP Revenue: FQ1 2019 FQ4 2018 FQ1 2018 Product $ 326 $ 336 $ 330 Services $ 422 $ 434 $ 445 Non-GAAP Total Revenue $ 748 $ 770 $ 775 Non-GAAP Gross Margin: Product 65.6% 67.3% 66.1% Services 60.4% 60.4% 60.0% Non-GAAP Total Gross Margin 62.7% 63.4% 62.6% Non-GAAP Operating Margin 22.7% 20.4% 22.2% Adjusted EBITDA $ 189 $ 178 $ 206 Adjusted EBITDA % (1) 25.3% 23.1% 26.6% (1) Adjusted EBITDA % is based on non-GAAP Revenue *For a reconciliation of non-GAAP to GAAP financial information, please see the last 5 slides of this presentation. . © 2019 Avaya Inc. All rights reserved 6

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Revenue by Region (All dollars amounts are non-GAAP in millions)* Revenue FQ1 2019 FQ4 2018 FQ1 2018 U.S. $ 401 $ 417 $ 425 EMEA $ 200 $ 202 $ 208 APAC $ 79 $ 81 $ 76 AI $ 68 $ 70 $ 66 Total $ 748 $ 770 $ 775 % of Total Revenue U.S. 54% 54% 55% EMEA 26% 26% 27% APAC 11% 11% 10% AI 9% 9% 8% Total 100% 100% 100% © 2019 Avaya Inc. All rights reserved *For a reconciliation of non-GAAP to GAAP financial 7 information, please see the last 5 slides of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Q1 FY’19 Financial Highlights Notable Q1’19 Stats (non-GAAP): • Total Contract Value increased 8% year-over-year ($M, as reported) FQ1 FQ4 FQ1 to $2.4 billion Non-GAAP 2019 2018 2018 • Strong large deal activity with 3 deals over $10 million, 10 over $5 million, and 83 over $1 million Non-GAAP Revenue $748 $770 $775 • 83% of Non-GAAP revenue was Software & Non-GAAP Gross Margin % 62.7% 63.4% 62.6% Services Non-GAAP Oper. Expense % 40.0% 43.0% 40.4% • 61% of Non-GAAP product revenue was Software • 57% of Non-GAAP revenue was Recurring Non-GAAP Oper. Income % 22.7% 20.4% 22.2% • Added 1,600 new logos Adj. EBITDA $ $189 $178 $206 • Generated $65 million of free cash flow* Adj. EBITDA % 25.3% 23.1% 26.6% • Ended the quarter with $743 million cash & cash equivalents on balance sheet Non-GAAP Revenue per employee** (TTM) Company Highlights $400 • Introduced new Private Cloud Solutions for UC & CC $390 $379 $381 $380 $376 • Announced new online storefront that simplifies access to $366 ) $370 0 0 our UCaaS & CCaaS solutions 0 $360 $ ( $347 • Enhanced our channel partner program with increased $350 $340 $335 focus on solution selling, simplification, and cloud $330 offerings $320 • Expanded our A.I.Connect ecosystem FY14 FY15 FY16 FY17 FY18 Q1 FY19 TTM-Trailing Twelve Months Adjusted EBITDA % is based on non-GAAP Revenue *: We define free cash flow as cash flow from operating activities less capital expenditures © 2019 Avaya Inc. All rights reserved **Headcount as of the end of the period indicated 8 For a reconciliation of non-GAAP to GAAP financial information, please see the last five slides of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Balance Sheet and Operating Metrics (Dollars in millions, Balance sheet items as of the end of the period indicated) FQ1 2019 FQ4 2018 FQ1 2018 Total Cash and Cash Equivalents $ 743 $ 700 $ 417 Cash Flow from Operations $ 86 $ 25 $ (374) Capital Expenditures and Capitalized Software $ 21 $ 25 $ 15 Days Sales Outstanding (DSO)* 56 60 56 Inventory Turns 13.3 14.8 11.6 Headcount (as of the end of the period indicated) 7,948 8,061 8,516 Trailing Twelve Month Revenue ($K) / Employee** (Headcount as of the end of the period indicated) $ 381 $ 379 $ 372 *FQ1 2019 & FQ4 2018 includes $95M and $113M AR/contract liability netting impact when calculating DSOs **TTM Revenue ($K) / Employee based on non-GAAP Revenue © 2019 Avaya Inc. All rights reserved 9

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Adjusted EBITDA Successor Predecessor Three months Period from Period from ended December 16, 2017 October 1, 2017 December 31, through through (In millions) 2018 December 31, 2017 December 15, 2017 Net income $ 9 $ 237 $ 2,977 Interest expense 60 9 14 Interest income (3) — (2) Provision for (benefit from) income taxes 3 (246) 459 Depreciation and amortization 117 22 31 EBITDA 186 22 3,479 Impact of fresh start accounting adjustments 3 27 — Restructuring charges, net 7 10 14 Advisory fees 1 8 3 Acquisition-related costs 3 — — Reorganization items, net — — (3,416) Non-cash share-based compensation 6 1 — Loss on sale/disposal of long-lived assets, net — — 1 Resolution of certain legal matters — — 37 Change in fair value of Emergence Date Warrants (18) 5 — Loss (gain) on foreign currency transactions 1 (2) — Pension/OPEB/nonretirement postemployment benefits and long-term disability costs — — 17 Adjusted EBITDA $ 189 $ 71 $ 135 © 2019 Avaya Inc. All rights reserved 10

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Gross Margin and Operating Income Successor Predecessor Three Months Ended Period from Period from Q118 Dec. 16, 2017 Oct. 1, 2017 Non-GAAP Dec. 31, Sept. 30, June 30, March 31, through through Combined (In millions) 2018 2018 2018 2018 Dec. 31, 2017 Dec. 15, 2017 Results Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin Gross Profit $ 407 $ 390 $ 352 $ 323 $ 78 $ 362 $ 440 Items excluded: Adj. for fresh start accounting 19 54 69 106 35 Amortization of technology intangible assets 43 43 44 41 10 Loss on disposal of long-lived assets — — 2 2 — Non-cash share-based compensation — 1 — — — Non-GAAP Gross Profit $ 469 $ 488 $ 467 $ 472 $ 485 GAAP Gross Margin 55.1% 53.1% 50.9% 48.1% 52.7% 59.9% 58.5% Non-GAAP Gross Margin 62.7% 63.4% 61.9% 62.4% 62.6% Reconciliation of Non-GAAP Operating Income Operating Income (Loss) $ 50 $ 11 $ (49) $ (89) $ 2 $ 36 $ 38 Items excluded: Adj. for fresh start accounting 20 48 71 107 33 Amortization of intangible assets 83 84 83 81 27 Restructuring charges, net 7 1 30 40 24 Acquisition-related costs 3 4 4 7 — Loss on disposal of long-lived assets — — 2 2 1 Advisory fees 1 3 3 4 11 Non-cash share-based compensation 6 6 7 5 1 Costs in connection with certain legal matters — — — — 37 Non-GAAP Operating Income $ 170 $ 157 $ 151 $ 157 $ 172 GAAP Operating Margin 6.8% 1.5% -7.1% -13.2% 1.4% 6.0% 5.1% Non-GAAP Operating Margin 22.7% 20.4% 20.0% 20.7% 22.2% Due to the company’s emergence from Chapter 11 proceedings during the first quarter of fiscal 2018, and adoption of fresh start accounting effective on December 15, 2017, the results for fiscal 2018 are required by GAAP to be presented separately as the predecessor period from October 1, 2017 through December 15, 2017 (inclusive of results prior to October 1, 2017, the “Predecessor” period) and the successor period from December 16, 2017 through December 31, 2017 (the“Successor” period). The application of fresh start accounting results in a new basis of accounting making the results of the Predecessor period not comparable to the results of the Successor period. Where applicable we have, however, combined results of the Predecessor and Successor periods for discussion purposes as we believe it provides the most meaningful basis to analyze our results. © 2019 Avaya Inc. All rights reserved 11

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Product and Services Gross Margins Successor Predecessor Three months ended Period from Period from December 16, October 1, 2017 2017 Q118 through through Non-GAAP Dec. 31, Sept. 30, June 30, March 31, December 31, December 15, Combined (In millions) 2018 2018 2018 2018 2017 2017 Results Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products Revenue $ 324 $ 325 $ 300 $ 293 $ 71 $ 253 $ 324 Costs 115 115 114 110 33 84 117 Amortization of technology intangible assets 43 43 44 41 7 3 10 GAAP Gross Profit 166 167 142 142 31 166 197 Items excluded: Adj. for fresh start accounting 19 16 24 33 11 Amortization of technology intangible assets 43 43 44 41 10 Loss on disposal of long-lived assets — — 1 1 — Non-GAAP Gross Profit $ 214 $ 226 $ 211 $ 217 $ 218 GAAP Gross Margin 51.2% 51.4% 47.3% 48.5% 43.7% 65.6% 60.8% Non-GAAP Gross Margin 65.6% 67.3% 65.5% 68.5% 66.1% Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services Revenue $ 414 $ 410 $ 392 $ 379 $ 77 $ 351 $ 428 Costs 173 187 182 198 30 155 185 GAAP Gross Profit 241 223 210 181 47 196 243 Items excluded: Adj. for fresh start accounting 14 38 45 73 24 Loss on disposal of long-lived assets — — 1 1 — Non-cash share-based compensation — 1 — — — Non-GAAP Gross Profit $ 255 $ 262 $ 256 $ 255 $ 267 GAAP Gross Margin 58.2% 54.4% 53.6% 47.8% 61.0% 55.8% 56.8% Non-GAAP Gross Margin 60.4% 60.4% 59.1% 58.0% 60.0% © 2019 Avaya Inc. All rights reserved 12

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation GAAP to Non-GAAP Results Q119 Q118 Adj. for Amortization Other Non- Non- GAAP Fresh Start of Intangible Restructuring Acquisition Share-based Advisory Costs, GAAP GAAP GAAP Results Accounting Assets Charges, net Costs Comp Fees net Results Results Results Revenue Products $ 324 $ 2 $ — $ — $ — $ — $ — $ — $ 326 $ 324 $ 330 Services 414 8 — — — — — — 422 428 445 738 10 — — — — — — 748 752 775 Costs Products: Costs 115 (3) — — — — — — 112 117 112 Amortization of technology intangible assets 43 — (43) — — — — — — 10 — Services 173 (6) — — — — — — 167 185 178 331 (9) (43) — — — — — 279 312 290 GROSS PROFIT 407 19 43 — — — — — 469 440 485 OPERATING EXPENSES Selling, general and administrative 257 — — — (3) (6) (1) — 247 314 266 Research and development 53 (1) — — — — — — 52 47 47 Amortization of intangible assets 40 — (40) — — — — — — 17 — Restructuring charges, net 7 — — (7) — — — — — 24 — 357 (1) (40) (7) (3) (6) (1) — 299 402 313 OPERATING INCOME 50 20 83 7 3 6 1 — 170 38 172 Interest expense (60) — — — — — — — (60) (23) (23) Other income (expense), net 22 — — — — — — (20) 2 (4) (3) Reorganization items, net — — — — — — — — — 3,416 — INCOME BEFORE INCOME TAXES $ 12 $ 20 $ 83 $ 7 $ 3 $ 6 $ 1 $ (20) $ 112 $ 3,427 $ 146 © 2019 Avaya Inc. All rights reserved 13

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 © 2019 Avaya Inc. All rights reserved